UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 4, 2025

WORLD ACCEPTANCE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina	000-19599	57-0425114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 S. Main Street, Greenville, South Carolina	29601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(864) 298-9800

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	WRLD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02(b) – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2025, World Acceptance Corporation (the “Company”) announced that D. Clinton Dyer, the Company’s Executive Vice President and Chief Branch Operations Officer, has informed the Company of his intention to retire effective March 31, 2026, following 30 years of dedicated service.

In connection with his retirement and exemplary service, the Company's Compensation and Stock Option Committee approved the payment or provision to Mr. Dyer of: (i) the compensation and benefits that would have been payable to Mr. Dyer in connection with a termination without cause as set forth in Section 8.1 of his Employment Agreement with the Company dated April 1, 2019 (the “Employment Agreement”), which include: (1) an amount equal to $550,000, payable over 24 months in approximately equal monthly installments; (2) a single lump sum cash payment equal to the total premiums Mr. Dyer would be required to pay for 18 months of COBRA continuation coverage; (3) full vesting of his outstanding equity awards that are subject to time-based vesting and (ii) his early retirement benefit under the World Acceptance Corporation 2005 Supplemental Income Plan (the “SIP”), in which Mr. Dyer has participated in since August 1, 2005. The SIP has been filed as an exhibit to the Company’s most recent Annual Report on Form 10-K and the material terms of such arrangements are described in the Company’s most recent Proxy Statement filed with the Securities and Exchange Commission.

J. Tobin Turner, the Company's Senior Vice President of Strategy and Analytics, will lead the efforts as interim head of branch operations during the transition.

Item 7.01 – Regulation FD Disclosure.

On December 4, 2025, the Company issued a press release, announcing Mr. Dyer’s retirement. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information contained in this Item 7.01, including in Exhibit 99.1 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99.1	Press release issued December 4, 2025
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION
(Registrant)

December 4, 2025	By:	/s/ John Calmes, Jr.
John Calmes, Jr.
Executive VP, Chief Financial & Strategy Officer, and Treasurer